Accrued Liabilities - Schedule of Company's Accrued Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Accrued Liabilities, Current [Abstract]
Accrued payroll and related	$ 13,103	$ 10,657
Accrued cost of revenue	1,641	2,142
Accrued other expenses	5,198	3,845
Sales and other taxes payable	1,369	565
Total accrued liabilities	$ 21,311	$ 17,209